SUNAMERICA SERIES TRUST
Supplement to the Prospectus
Dated May 1, 2010
In the Portfolio Summary with respect to the Cash Management Portfolio the Investment Goal is deleted in its entirety and replaced with the following:
“The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.”
Dated: August 4, 2010
Versions: Class 1 Version A

SUNAMERICA SERIES TRUST
Supplement to the Prospectus
Dated May 1, 2010
In the Portfolio Summary with respect to the Cash Management Portfolio the Investment Goal is deleted in its entirety and replaced with the following:
“The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.”
In the Portfolio Summary with respect to the MFS Total Return Portfolio the last two sentences of the first paragraph under the heading of “Principal Investment Strategies of the Portfolio” are deleted in their entirety and replaced with the following
“The Portfolio’s investment in fixed-income securities may include corporate bonds, U.S. Government securities, mortgage- and asset-backed securities and foreign government securities. The Portfolio may invest in foreign securities (up to 25% of net assets).”
Dated: August 4, 2010
Versions: Class 1 Version B, Class 1 Version D, Classes 1 & 3 Version C1, Combined Version 1 and Combined Master